                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-12

                    MDU RESOURCES GROUP, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

[LOGO]
--------------------------------------------------------------------------------
SCHUCHART BUILDING                                               MARTIN A. WHITE
918 EAST DIVIDE AVENUE                                     CHAIRMAN, PRESIDENT &
                                                         CHIEF EXECUTIVE OFFICER
MAILING ADDRESS:
P.O. BOX 5650
BISMARCK, ND 58506-5650
(701) 222-7900

                                                                   March 9, 2001

To Our Stockholders:

    You are cordially invited to attend the Annual Meeting of Stockholders to be held on Tuesday, April 24, 2001, at 11:00 a.m., Central Daylight Savings Time, at 909 Airport Road, Bismarck, North Dakota 58504. The other Directors and the officers join me in extending this invitation.

    The formal matters to be acted upon at the meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. In addition to the formal issues, a brief report on current matters of interest will be presented. Lunch will be served following the meeting.

    We were pleased with the response of our stockholders at the 2000 Annual Meeting at which 77.7 percent of the Common Stock was represented in person or by proxy. We hope that participation by our stockholders in the affairs of the Company will increase and that there will be an even greater representation at the 2001 meeting. If you are unable to attend the meeting but have questions or comments on the Company's operations, we would like to hear from you.

    This year, you may vote your shares by telephone, by the Internet or by marking, dating, signing and returning the enclosed letter proxy. Representation of your shares at the meeting is very important. Accordingly, whether or not you plan to attend the meeting, we urge you to submit your proxy promptly by one of the three methods offered. If you do attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

    I hope you will find it possible to attend the meeting.

                                          Sincerely,

                                          /s/ Martin A. White

                                          Martin A. White

                           MDU RESOURCES GROUP, INC.
                               SCHUCHART BUILDING
                             918 EAST DIVIDE AVENUE

                                MAILING ADDRESS:
                                 P.O. BOX 5650
                            BISMARCK, ND 58506-5650
                                 (701) 222-7900

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 24, 2001

                            ------------------------

                                                                   March 9, 2001

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MDU Resources Group, Inc. will be held at 909 Airport Road, Bismarck, North Dakota 58504, on Tuesday, April 24, 2001, at 11:00 a.m., Central Daylight Savings Time, for the following purposes:

    (1) To elect four Directors to three year terms and one Director to a one year term;

    (2) To approve amendments to the 1997 Executive Long-Term Incentive Plan;
        and

    (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on February 26, 2001, as the record date for the determination of common stockholders who will be entitled to notice of, and to vote at, the meeting.

    All stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person.

                                          By order of the Board of Directors,

                                          /s/ LESTER H. LOBLE, II

                                          LESTER H. LOBLE, II
                                          SECRETARY

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
  Notice of Annual Meeting of Stockholders
  Proxy Statement
    General.................................................      1
    Voting Securities Outstanding...........................      1
    Election of Directors...................................      2
    Proposal to Amend the 1997 Executive Long-Term Incentive
     Plan...................................................      7
    Executive Compensation..................................     14
    Summary Compensation Table..............................     14
    Aggregated Option/SAR Exercises in Last Fiscal Year and
     Fiscal Year-End Option/SAR Values......................     15
    Pension Plan Table......................................     15
    Change-of-Control Arrangements..........................     16
    Compensation Committee Report on Executive
     Compensation...........................................     16
    MDU Resources Group, Inc. Comparison of Five Year Total
     Stockholder Return.....................................     18
    Directors' Compensation.................................     19
    Section 16(a) Beneficial Ownership Reporting
     Compliance.............................................     19
    Information Concerning Executive Officers...............     19
    Security Ownership......................................     21
    Accounting and Auditing Matters.........................     22
    Audit Committee Report..................................     22
    Other Business..........................................     23
    2002 Annual Meeting of Stockholders.....................     23
  Exhibits
    Exhibit A--MDU Resources Group, Inc. 1997 Executive
     Long-Term Incentive Plan...............................    A-1
    Exhibit B--MDU Resources Group, Inc. Board of Directors'
     Audit Committee Charter................................    B-1

                           MDU RESOURCES GROUP, INC.
                               SCHUCHART BUILDING
                             918 EAST DIVIDE AVENUE

                                MAILING ADDRESS:
                                 P.O. BOX 5650
                            BISMARCK, ND 58506-5650
                                 (701) 222-7900

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    This Proxy Statement is furnished to the holders of Common Stock of MDU Resources Group, Inc. (Company) on behalf of the Board of Directors of the Company in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 24, 2001. The proxy material was first forwarded to the holders of Common Stock on March 9, 2001.

    Stockholders of record may vote their proxies by Touchtone telephone by calling the toll free telephone number on the proxy, by using the Internet, or by marking, dating, signing and returning the enclosed letter proxy in the envelope provided (no postage is necessary if mailed in the United States). If your shares are held in the name of a bank or broker, you MAY be able to vote by telephone or the Internet. Follow the instructions you receive from your bank or broker.

    The Company has been advised by counsel that the procedures for Internet and telephone voting are consistent with the requirements of applicable law.

    Stockholders voting through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

    Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by filing with the Secretary either a written instrument of revocation or a duly executed proxy bearing a later date. In addition, the powers of a proxy holder are suspended if the person executing the proxy is present at the meeting and informs the Secretary in open meeting that he wishes to revoke his proxy and vote in person. Attendance at the meeting will not, in and of itself, revoke a proxy.

    The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others, for forwarding solicitation material to beneficial owners of shares of the Common Stock of the Company. In addition to the use of the mails, proxies may be solicited by officers and regular employees of the Company, by personal interview, by telephone, or other electronic means. Banks, brokerage houses and other institutions, nominees, and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorizations for the execution of the letter proxies and will, upon request, be reimbursed for reasonable expenses incurred. Additional solicitation of proxies will be made in the same manner under the special engagement and direction of Georgeson & Company, Inc. at an anticipated cost to the Company of approximately $6,500 plus out-of-pocket expenses.

                         VOTING SECURITIES OUTSTANDING

    Only holders of record of Common Stock at the close of business on February 26, 2001, will be entitled to vote at the meeting. On such date there were outstanding 65,725,235 shares of Common Stock. Each outstanding share of Common Stock entitles the holder to one vote.

    The Bylaws of the Company provide that a majority of the shares of Common Stock issued and outstanding and entitled to vote in person or by proxy shall constitute a quorum at a meeting of stockholders of the Company. Shares of Common Stock represented by a properly submitted proxy are considered present for purposes of determining a quorum. A proxy may be submitted by returning a properly signed and dated letter proxy, by Touchtone telephone, or by the Internet.

    Under Delaware law, if a quorum is present, the nominees for election as Directors who receive a plurality of the votes of shares present in person or represented by proxy and entitled to vote shall be elected as Directors. "Withheld" votes are not included in the total vote cast for a nominee for purposes of determining whether a plurality was received and, therefore, have no negative effect.

    The proposed amendments to the 1997 Executive Long-Term Incentive Plan for New York Stock Exchange and Internal Revenue Code purposes require the affirmative vote of the holders of a majority of the votes cast, provided that the total votes cast represent over 50 percent in interest of all securities entitled to vote on the amendments. Under the laws of the State of Delaware, the Plan amendments require the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote. Abstentions will have the effect of a vote against the amendments and broker non-votes will have no effect. For the purpose of determining whether the number of votes cast represents more than 50 percent of the shares of Common Stock entitled to vote, abstentions will count as votes cast and broker non-votes will not count as votes cast.

    As of February 26, 2001, no person other than New York Life Trust Company held of record, or, to the knowledge of the management of the Company, owned beneficially, 5 percent or more of the outstanding shares of Common Stock of the Company. New York Life Trust Company, Norwood, MA, held approximately
9.1 percent of the outstanding Common Stock of the Company as trustee of the Company's Tax Deferred Compensation Savings Plans. New York Life Trust Company disclaims all beneficial ownership of these shares.

                             ELECTION OF DIRECTORS

    Three of the Company's directors have retired or are retiring this year:
Richard L. Muus, San W. Orr, Jr., and John A. Schuchart.

    Mr. Muus, who was first elected to the Board in 1985, has reached age 70 and is not standing for reelection. He currently serves on the Audit Committee and as chairman of the Finance Committee.

    Mr. Orr retired from the Board on November 14, 2000. Mr. Orr was elected to the Board in 1978. He served most recently on the Audit Committee and as chairman of the Compensation Committee.

    Mr. Schuchart retired as Chairman of the Board on January 12, 2001, his 25th anniversary with the Company.

    The Company thanks each of these men for their many years of distinguished service to MDU Resources Group, Inc.

    At the meeting, four Directors will be elected to serve for a term of three years until 2004, and one Director will be elected to serve a term of one year until 2002, and until their respective successors are elected and qualify. All of the nominees are incumbent Directors and are nominated for reelection. Unless otherwise specified when the proxy is submitted, shares of the Common Stock represented by the proxy will be voted for the nominees named below. If any nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the proxy will be voted for another person in the discretion of the persons named in the proxy. Information concerning the nominees, including their ages, periods of service as Directors, and business experience, according to information furnished to the Company by the respective nominees, is set forth as follows:

                                                  FIRST YEAR
                                                  OF SERVICE
NAME                                     AGE      AS DIRECTOR                BUSINESS EXPERIENCE
----                                   --------   -----------   ---------------------------------------------
Dennis W. Johnson ...................     51         2001       Mr. Johnson is Chairman and Chief Executive
(to be elected for a term of                                      Officer of TMI Systems Design Corporation,
three years expiring in 2004)                                     TMI Transport Corporation and TMI Storage
                                                                  Systems Corporation, all of Dickinson,
[PHOTO]                                                           North Dakota, manufacturers of casework and
                                                                  architectural woodwork. Mr. Johnson also is
                                                                  chairperson of the Theodore Roosevelt
                                                                  Medora Foundation, a member of the
                                                                  Dickinson State University Foundation
                                                                  Board, and a member of the business
                                                                  advisory councils for Steffes Corporation
                                                                  and Consolidated Telephone Cooperative. He
                                                                  is President of the Dickinson City
                                                                  Commission and previously has served as a
                                                                  director of the Federal Reserve Bank of
                                                                  Minneapolis. He currently serves on the
                                                                  Audit and Finance Committees of the Board
                                                                  of Directors.

Douglas C. Kane .....................     51         1991       Mr. Kane was elected Executive Vice
(to be elected for a term of                                    President, Chief Administrative and Corporate
one year expiring in 2002)                                        Development Officer in November 1997. He
                                                                  joined the Company as Executive Vice
[PHOTO]                                                           President and Chief Operating Officer in
                                                                  January 1991. Prior to that time he was
                                                                  President and Chief Executive Officer of
                                                                  Knife River Corporation from May 1990,
                                                                  President from September 1987, and
                                                                  previously had served as Senior Vice
                                                                  President--Operations. During 2000,
                                                                  Mr. Kane served as Director and/or officer
                                                                  of principal subsidiaries of the Company
                                                                  and as a member of the Managing Committees
                                                                  of Montana-Dakota Utilities Co. and Great
                                                                  Plains Natural Gas Co. Mr. Kane also serves
                                                                  as Chairman of the Board of Trustees of the
                                                                  Western Regional Council. He is the Vice
                                                                  Chairman of the N.D. Lignite Research
                                                                  Council and serves on its Executive
                                                                  Committee

John L. Olson .......................     61         1985       Mr. Olson is President and owner of Blue Rock
(to be elected for a term of                                      Products Company and of Blue Rock
three years expiring in 2004)                                     Distributing Company located in Sidney,
                                                                  Montana, a beverage bottling and
[PHOTO]                                                           distributing company, respectively.
                                                                  Mr. Olson also is Chairman of the Board and
                                                                  a Director of Admiral Beverage Corporation,
                                                                  Worland, Wyoming, and Ogden, Utah; he is
                                                                  Chairman of the Board and Director of the
                                                                  Foundation for Community Care, Sidney,
                                                                  Montana; Treasurer and a member of the
                                                                  Executive Committee of the University of
                                                                  Montana Foundation; a Director of BlueCross
                                                                  BlueShield of Montana; and is trustee for
                                                                  Blue Rock Products Company Profit Sharing
                                                                  Trust, Sidney, Montana. He currently serves
                                                                  on the Audit and Nominating Committees of
                                                                  the Board of Directors.

                                                  FIRST YEAR
                                                  OF SERVICE
NAME                                     AGE      AS DIRECTOR                BUSINESS EXPERIENCE
----                                   --------   -----------   ---------------------------------------------

Joseph T. Simmons ...................     65         1984       Mr. Simmons retired in May 1997 as a
(to be elected for a term of                                    Professor of Accounting and Finance,
three years expiring in 2004)                                     University of South Dakota, Vermillion and
                                                                  was Visiting Professor of Finance,
[PHOTO]                                                           University of Warsaw, Warsaw, Poland
                                                                  (February--July 1994). Mr. Simmons is the
                                                                  Chairman and President of Simmons Financial
                                                                  Management, Inc. He also serves on the
                                                                  Boards of RE/SPEC in Rapid City, South
                                                                  Dakota, and Dairilean, Inc. in Sioux Falls,
                                                                  South Dakota. He currently serves on the
                                                                  Finance and Nominating Committees of the
                                                                  Board of Directors.

Martin A. White .....................     59         1998       Mr. White was elected Chairman of the Board
(to be elected for a term of                                    of the Company in February 2001. He joined
three years expiring in 2004)                                     the Company in November 1991 as Vice
                                                                  President--Corporate Development and was
[PHOTO]                                                           named Senior Vice President--Corporate
                                                                  Development in November 1995. Effective
                                                                  April 1, 1998, Mr. White became President
                                                                  and Chief Executive Officer. He also serves
                                                                  as Chairman of the Board, a Director and/or
                                                                  an Officer of all principal subsidiaries,
                                                                  and as Chairman of the Managing Com-
                                                                  mittees of Montana-Dakota Utilities Co. and
                                                                  Great Plains Natural Gas Co. Prior to
                                                                  joining the Company, Mr. White was Chairman
                                                                  and Chief Executive Officer of White
                                                                  Resources Corporation (November
                                                                  1989--October 1991); Executive Vice
                                                                  President and Chief Operating Officer of
                                                                  Consolidated TVX Mining Corporation of
                                                                  Chile (January 1988--November 1989); and
                                                                  Chairman, President, and Chief Operating
                                                                  Officer of Entech Inc. (September
                                                                  1986--December 1988), which formerly
                                                                  comprised the non-utility subsidiaries of
                                                                  The Montana Power Company. He is a member
                                                                  of the University of Mary Board of Regents,
                                                                  the Missouri Slope Areawide United Way
                                                                  Board of Trustees and the North Dakota
                                                                  Lewis & Clark Bicentennial Foundation
                                                                  Board.

    Certain information concerning the remaining Directors, whose terms expire in 2002 or in 2003, including their ages, periods of service as Directors, and business experience, according to information furnished to the Company, is set forth as follows:

                                                  FIRST YEAR
                                                  OF SERVICE
NAME                                     AGE      AS DIRECTOR                BUSINESS EXPERIENCE
----                                   --------   -----------   ---------------------------------------------

Thomas Everist ......................     51         1995       Mr. Everist is President and a Director of L.
(term expiring in 2002)                                         G. Everist, Inc., Sioux Falls, South Dakota,
                                                                  an aggregate production company. He is Vice
[PHOTO]                                                           President and a Director of Spencer
                                                                  Quarries, Spencer, South Dakota, a rock
                                                                  quarry; a Director of Standard Ready Mix,
                                                                  of Sioux City, Iowa; and a Director of
                                                                  Raven Industries, Inc., a general manufac-
                                                                  turer of electronics, sewn products, and
                                                                  plastics, of Sioux Falls, South Dakota. He
                                                                  currently serves on the Compensation and
                                                                  Finance Committees of the Board of
                                                                  Directors.

Robert L. Nance .....................     64         1993       Mr. Nance is the President and Chief
(term expiring in 2002)                                         Executive Officer of Nance Petroleum
                                                                  Corporation, Billings, Montana, an oil and
[PHOTO]                                                           gas exploration and production company. He
                                                                  also is a Director of First Interstate
                                                                  Bank-Montana, and a Director of St. Mary
                                                                  Land and Exploration Co. of Denver,
                                                                  Colorado. He serves on the National Board
                                                                  of Governors of the Independent Petroleum
                                                                  Association of America and serves on the
                                                                  Board, and is past Chairman of the
                                                                  Petroleum Technology Transfer Council. He
                                                                  currently serves on the Finance and
                                                                  Nominating Committees of the Board of
                                                                  Directors.

Harry J. Pearce .....................     58         1997       Mr. Pearce is the Vice Chairman and a
(term expiring in 2003)                                         Director of General Motors Corporation. He is
                                                                  a Director of Hughes Electronics
[PHOTO]                                                           Corporation, General Motors Acceptance
                                                                  Corporation, Marriott International Inc.,
                                                                  Alliance of Automobile Manufacturers, and
                                                                  the Theodore Roosevelt Medora Foundation,
                                                                  and is Chairman of the United States Air
                                                                  Force Academy's Board of Visitors and The
                                                                  Marrow Foundation. He also serves on the
                                                                  Board of Trustees of Howard University and
                                                                  Northwestern University. He currently
                                                                  serves on the Audit and Compensation
                                                                  Committees of the Board of Directors.

                                                  FIRST YEAR
                                                  OF SERVICE
NAME                                     AGE      AS DIRECTOR                BUSINESS EXPERIENCE
----                                   --------   -----------   ---------------------------------------------
Homer A. Scott, Jr. .................     66         1981       Mr. Scott is engaged in the banking and
(term expiring in 2003)                                         hospitality business in the states of Wyoming
                                                                  and Montana. He is a Director and Chairman
[PHOTO]                                                           of the Board of First Interstate
                                                                  BancSystem, Inc., a Director of First
                                                                  Interstate Bank-Montana, and Chairman of
                                                                  the Board and a Director of First
                                                                  Interstate Bank-Wyoming. Mr. Scott is the
                                                                  principal owner, a Director and President
                                                                  of Sugarland Enterprises, Inc., and the
                                                                  managing partner of Sugarland Development
                                                                  Company, a commercial property development
                                                                  company in Sheridan, Wyoming. Sugarland
                                                                  Enterprises, Inc. owns and manages four
                                                                  Perkins Restaurants, a Holiday Inn, and
                                                                  Powder Horn Ranch, a housing development
                                                                  and golf course near Sheridan. He currently
                                                                  serves on the Audit and Compensation
                                                                  Committees of the Board of Directors.

Sister Thomas Welder, O.S.B. ........     60         1988       Sister Welder is the President of the
(term expiring in 2003)                                         University of Mary, Bismarck, North Dakota.
                                                                  She is a Director of St. Alexius Medical
[PHOTO]                                                           Center of Bismarck and Chair of its
                                                                  Marketing Committee. She is a Director of
                                                                  the Bismarck-Mandan Development Asso-
                                                                  ciation and is a member and past Director
                                                                  of the Bismarck-Mandan Area Chamber of
                                                                  Commerce. She is also a member of the
                                                                  Theodore Roosevelt Medora Founder's Society
                                                                  and the Consultant-Evaluator Corps for the
                                                                  North Central Association of Colleges and
                                                                  Schools. She currently serves on the
                                                                  Finance and Nominating Committees of the
                                                                  Board of Directors.

    Except where expressly noted, no corporation or organization named above is a parent, subsidiary, or other affiliate of the Company.

    During 2000, the Board of Directors had seven meetings. The Board of Directors has an Audit Committee, a Compensation Committee, a Finance Committee, and a Nominating Committee. All Committees are composed entirely of outside Directors. The Audit Committee, established in 1972, meets regularly with management, internal auditors, and representatives of the Company's independent public accountants. During 2000, the Committee met four times. The Compensation Committee, which met four times during 2000, sets compensation levels for executive officers and recommends to the full Board of Directors compensation for the Directors of the Company. The Finance Committee, which met seven times during 2000, reviews corporate financial plans, policies, budgets, investments and acquisitions, and reviews and authorizes actions necessary to issue and sell Common Stock and debt securities of the Company. The Nominating Committee, which met three times during 2000, recommends to the full Board of Directors nominees for Director. All incumbent Directors attended more than 75 percent of the combined total of the meetings of the Board and of the Committees on which the Director served.

         PROPOSAL TO AMEND THE 1997 EXECUTIVE LONG-TERM INCENTIVE PLAN

    The 1997 Executive Long-Term Incentive Plan (the "LTIP") was approved by the stockholders at the 1997 Annual Meeting, and Internal Revenue Code Section 162(m) amendments to the LTIP were approved at the 2000 Annual Meeting. On February 15, 2001, the Board of Directors approved amendments to the plan to
(i) increase the number of shares of stock that may be granted under the LTIP by 4,000,000 (to fund the LTIP for the next few years) and (ii) to increase the annual limit on grants to covered employees under the plan for purposes of
Section 162(m) of the Internal Revenue Code (the "Code"). In accordance with the requirements of the New York Stock Exchange and Section 162(m) of the Code, the stockholders must also approve the LTIP amendments.

    The complete text of the LTIP as amended is set forth as Exhibit "A" hereto. The following is a summary of the material features of the LTIP and is qualified in its entirety by reference to Exhibit "A".

PURPOSE OF THE LTIP

    The purpose of the LTIP is to promote the success and enhance the value of the Company by linking the personal interests of officers and key employees to those of the Company's stockholders and customers. The LTIP is further intended to assist the Company in its ability to motivate, attract and retain highly qualified individuals to serve as officers and key employees of the Company.

EFFECTIVE DATE AND DURATION

    The LTIP became effective on April 22, 1997, and remains in effect, subject to the right of the Board of Directors to terminate the LTIP at any time, until all shares subject to the LTIP shall have been purchased or acquired; provided, however, that no awards may be made after the tenth anniversary of the effective date.

AMENDMENTS

    The Board may, at any time and from time to time, alter, amend, suspend or terminate the LTIP in whole or in part, subject to certain restrictions as stated in the LTIP.

ADMINISTRATION OF THE LTIP

    The LTIP is administered by the Compensation Committee of the Board or by any other committee appointed by the Board of Directors (the "Committee").

SHARES SUBJECT TO THE LTIP

    When it became effective, the LTIP authorized the grant of up to 1,200,000 shares of MDU Resources Group, Inc. common stock. At February 26, 2001, after giving effect to stock splits and grants pursuant to the LTIP, 385,709 shares remain available for issuance. On February 15, 2001, the Board of Directors approved an increase of 4,000,000 shares of common stock for the LTIP, subject to stockholder approval at the 2001 Annual Meeting. Shares underlying awards that lapse or are forfeited may be reused for subsequent awards. Shares may be authorized but unissued shares of common stock, treasury stock or shares purchased on the open market. The market value of a share of Company common stock as of December 31, 2000 was $32.50.

    If a stock split, stock dividend or other corporate transaction occurs that causes a change in the capitalization of the Company, the Committee shall make appropriate adjustments to the number and class of shares of common stock that may be granted under the LTIP and the number and class and/or price of shares of common stock subject to outstanding awards under the LTIP, as it deems appropriate and equitable to prevent dilution or enlargement of participants' rights.

ELIGIBILITY AND PARTICIPATION

    Employees eligible to participate in the LTIP include all officers and key employees of the Company and its business units, as determined by the Committee, including employees who are members of the Board of Directors, but excluding directors who are not employees. The approximate number of employees who are currently eligible to participate under the LTIP is 130.

GRANTS UNDER THE LTIP

    SECTION 162(m). Stock options, SARs and performance unit/performance share awards are intended to qualify for deductibility under Section 162(m) of the Code. Dividend equivalents, restricted stock, restricted stock units and other awards may qualify for deductibility.

    The Board of Directors approved an increase in the individual annual limit on grants to covered employees, from 300,000 to 1,000,000 shares ($6,000,000 for dividend equivalents), subject to stockholder approval at the 2001 Annual Meeting. The total number of shares with respect to which options or SARs may be granted in any calendar year to any covered employee under Section 162(m) of the Code shall not exceed 1,000,000 shares; (ii) the total number of shares of restricted stock that are intended to qualify for deduction that may be granted in any calendar year to any covered employee shall not exceed 1,000,000 shares;
(iii) the total number of performance shares or performance units that may be granted in any calendar year to any covered employee shall not exceed 1,000,000 shares or units, as the case may be; (iv) the total number of shares that are intended to qualify for deduction granted pursuant to Article 10 of the Plan in any calendar year to any covered employee shall not exceed 1,000,000 shares;
(v) the total cash award that is intended to qualify for deduction that may be paid pursuant to Article 10 of the Plan in any calendar year to any covered employee shall not exceed $6,000,000; and (vi) the aggregate number of dividend equivalents that are intended to qualify for deduction that a covered employee may receive in any calendar year shall not exceed $6,000,000.

    A "covered employee" means those persons specified in Section 162(m) of the Code--generally the chief executive officer and the next four most highly-compensated officers.

    STOCK OPTIONS. The Committee may grant incentive stock options ("ISOs"), nonqualified stock options ("NQSOs") or a combination thereof under the LTIP. The exercise price for each such award shall be not less than the average of the high and low sale prices of Company common stock on the date of grant. Options shall expire at such times and shall have such other terms and conditions as the Committee may determine at the time of grant, provided, however, that no ISO shall be exercisable later than the tenth anniversary of its grant. Dividend equivalents may also be granted.

    The option exercise price is payable in cash, in shares of common stock of the Company having a fair market value equal to the exercise price, by share withholding, cashless exercise or any combination of the foregoing.

    STOCK APPRECIATION RIGHTS. SARs granted under the LTIP may be in the form of freestanding SARs, tandem SARs or a combination thereof. The base value of a freestanding SAR shall be equal to the average of the high and low sale prices of a share of Company common stock on the date of grant. The base value of a tandem SAR shall be equal to the option exercise price of the related option.

    Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Committee and as set forth in the SAR award agreement. A tandem SAR may be exercised only with respect to the shares of common stock of the Company for which its related option is exercisable.

    Upon exercise of an SAR, a participant will receive the product of the excess of the fair market value of a share of Company common stock on the date of exercise over the base value multiplied by the number of shares with respect to which the SAR is exercised. Payment due to the participant upon exercise may be made in cash, in shares of Company common stock having a fair market value equal to such cash amount, or in a combination of cash and shares, as determined by the Committee.

    RESTRICTED STOCK. Restricted stock may be granted in such amounts and subject to such terms and conditions as determined by the Committee. The Committee may establish performance goals, as described below, for restricted stock.

    Participants holding restricted stock may exercise full voting rights with respect to those shares during the restricted period and, subject to the Committee's right to determine otherwise at the time of grant, will receive regular cash dividends. All other distributions paid with respect to the restricted stock shall be credited subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid.

    PERFORMANCE UNITS AND PERFORMANCE SHARES. Performance units and performance shares may be granted in the amounts and subject to such terms and conditions as determined by the Committee. The Committee shall set performance goals, which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the number and/or value of performance units/shares that will be paid out to participants.

    Participants shall receive payment of the value of performance units/shares earned after the end of the performance period. Payment of performance units/shares shall be made in cash and/or shares of common stock which have an aggregate fair market value equal to the value of the earned performance units/shares at the end of the applicable performance period, in such combination as the Committee determines. Such shares may be granted subject to any restrictions deemed appropriate by the Committee.

    OTHER AWARDS. The Committee may make other awards which may include, without limitation, the grant of shares of common stock based upon attainment of performance goals established by the Committee as described below, the payment of shares in lieu of cash or cash based on performance goals and the payment of shares in lieu of cash under other Company incentive or bonus programs.

PERFORMANCE GOALS

    Performance goals, which are established by the Committee, will be based on one or more of the following measures: sales or revenues, earnings per share, shareholder return and/or value, funds from operations, operating income, gross income, net income, cash flow, return on equity, return on capital, earnings before interest, operating ratios, stock price, customer satisfaction, accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, profit returns and margins, financial return ratios and/or market performance. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure.

TERMINATION OF EMPLOYMENT

    Each award agreement shall set forth the participant's rights with respect to each award following termination of employment with the Company.

TRANSFERABILITY

    Except as otherwise determined by the Committee at the time of grant and subject to the provisions of the LTIP, awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and a participant's rights shall be exercisable only by the participant or the participant's legal representative during his or her lifetime.

CHANGE IN CONTROL

    Upon a change in control, as defined below,

    (a) Any and all options and SARs granted under the LTIP shall become immediately exercisable;

    (b) Any restriction periods and restrictions imposed on restricted stock shall be deemed to have expired; any performance goals shall be deemed to have been met at the target level; and such restricted stock shall become immediately vested in full; and

    (c) The target payout opportunity attainable under all outstanding awards of performance units, performance shares and other awards shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the change in control. The vesting of all awards denominated in shares shall be accelerated as of the effective date of the change in control, and there shall be paid out in cash to participants immediately following the effective date of the change in control the full amount of the targeted cash payout opportunities associated with outstanding cash-based awards.

    A change in control of the Company means the earliest of the following events to occur: (i) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in the Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock of the Company outstanding; (ii) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock of the Company; (iii) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act; (iv) a proposed change in constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the stockholders of the Company of each new Director was approved by a vote of at least two-thirds ( 2/3) of the Directors then still in office who were members of the Board at the beginning of the period; or (v) any other event which shall be deemed by a majority of the Committee to constitute a "change in control".

AWARD INFORMATION

    It is not possible at this time to determine awards that will be made in the future pursuant to the LTIP. Options that have been granted in the past are set forth in the table below.

          OPTION GRANTS UNDER 1997 EXECUTIVE LONG-TERM INCENTIVE PLAN

                                                                NUMBER OF
                                                               SECURITIES       EXERCISE
                                                               UNDERLYING      PRICE PER    EXPIRATION
NAME AND POSITION                                            OPTIONS GRANTED   SHARE ($)       DATE
-----------------                                            ---------------   ----------   ----------
Martin A. White............................................       180,000        29.62       2/15/11
  Chairman of the Board, President & C.E.O.

Douglas C. Kane............................................        62,400        29.62       2/15/11
  Executive Vice President, Chief Administrative &
  Corporate Development Officer

Ronald D. Tipton...........................................        72,000        29.62       2/15/11
  C.E.O. of Montana-Dakota Utilities Co. and Great Plains
  Natural Gas Co.

Warren L. Robinson.........................................        62,400        29.62       2/15/11
  Executive Vice President, Treasurer & Chief Financial
  Officer

Lester H. Loble, II........................................        54,600        29.62       2/15/11
  Vice President, General Counsel & Secretary

All current executive officers as a group..................       506,800        29.62       2/15/11

All current directors who are not executive officers as a               0            0          0
 group.....................................................

Each nominee for election as a director....................             0            0          0

Each associate of such persons.............................             0            0          0

Each other person who receives 5% of such options..........             0            0          0

All employees, including all current officers who are not
 executive officers, as a group............................     1,053,827        29.62       2/15/11

    Options were granted in 2001 for the 2001-2003 award cycle. The options are performance accelerated with a ten year term; they vest nine years after grant, but vesting may be accelerated upon achievement of performance goals established by the Committee over the three-year performance period. Dividend equivalents were also granted. The exercise price is fair market value on the date of grant.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief description of the principal federal income tax consequences relating to options awarded under the LTIP. This summary is based on the Company's understanding of present federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

CONSEQUENCES TO THE OPTIONHOLDER

    GRANT. There are no federal income tax consequences to the optionholder solely by reason of the grant of ISOs or NQSOs under the LTIP.

    EXERCISE. The exercise of an ISO is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the optionholder generally must exercise the ISO no later than three months following the termination of the optionholder's employment with the Company. However, such exercise may give rise to alternative minimum tax liability (see "Alternative Minimum Tax" below).

    Upon the exercise of a NQSO, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Company common stock at the time of exercise over the amount paid therefor by the optionholder as the exercise price. The ordinary income, if any, recognized in connection with the exercise by an optionholder of a NQSO will be subject to both wage and employment tax withholding.

    The optionholder's tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a NQSO, the amount of ordinary income, if any, recognized by the optionholder upon exercise thereof.

    QUALIFYING DISPOSITION. If an optionholder disposes of shares of Company common stock acquired upon exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the optionholder pursuant to the exercise of the ISO, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder's adjusted basis in such shares (generally the option exercise price).

    DISQUALIFYING DISPOSITION. If the optionholder disposes of shares of Company common stock acquired upon the exercise of an ISO (other than in certain tax-free transactions) within two years from the date on which the ISO was granted or within one year after the transfer of shares to the optionholder pursuant to the exercise of the ISO, at the time of disposition the optionholder will generally recognize ordinary income equal to the lesser of (i) the excess of each such share's fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder's actual gain (I.E., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise of the shares of Company common stock purchased by the optionholder under the option, the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid by the optionholder), the loss will be a capital loss.

    OTHER DISPOSITION. If an optionholder disposes of shares of Company common stock acquired upon exercise of a NQSO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between the optionholder's basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of Company common stock acquired upon exercise of ISOs as discussed above) will be short-term or long-term depending on whether the shares of Company common stock were held for more than one year from the date such shares were transferred to the optionholder.

    ALTERNATIVE MINIMUM TAX. Alternative minimum tax ("AMT") is payable if and to the extent the amount thereof exceeds the amount of the taxpayer's regular tax liability, and any AMT paid generally may be credited against future regular tax liability (but not future AMT liability). AMT applies to alternative minimum taxable income; generally, regular taxable income, subject to certain adjustments and increased by items of tax preference, is treated differently under the AMT.

    For AMT purposes, the spread upon exercise of an ISO (but not a NQSO) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of Company common stock at such time for subsequent AMT purposes. However, if the optionholder disposes of the ISO shares in the year of exercise, the AMT income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third-party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

CONSEQUENCES TO THE COMPANY

    There are no federal income tax consequences to the Company by reason of the grant of ISOs or NQSOs or the exercise of an ISO (other than disqualifying dispositions).

    At the time the optionholder recognizes ordinary income from the exercise of a NQSO, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company satisfies its reporting obligations described below. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an ISO, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs.

    The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of a NQSO. The Company will be required to withhold income and employment taxes (and pay the employer's share of employment taxes) with respect to ordinary income recognized by the optionholder upon the exercise of NQSOs.

OTHER TAX CONSEQUENCES

    The foregoing discussion is not a complete description of the federal income tax aspects of options granted under the LTIP. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

    The proposed amendments to the LTIP for New York Stock Exchange and Internal Revenue Code purposes require the affirmative vote of the holders of a majority of the votes cast, provided that the total votes cast represent over 50 percent in interest of all securities entitled to vote on the amendments. Under the laws of the State of Delaware, the LTIP amendments require the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote. Abstentions will have the effect of a vote against the amendments and broker non-votes will have no effect. For the purposes of determining whether the number of votes cast represents more than 50 percent of the shares of Common Stock entitled to vote, abstentions will count as votes cast and broker non-votes will not count as votes cast.

    If a choice has been specified by a stockholder by means of the proxy, the shares of common stock will be voted accordingly. If no choice has been specified, the shares will be voted "FOR" the proposal.

                             EXECUTIVE COMPENSATION

    Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the calendar years ending December 31, 2000, 1999, and 1998, for those persons who (i) served as the Chief Executive Officer during 2000, and (ii) were the other four most highly compensated executive officers of the Company at December 31, 2000 (the "Named Officers"). Footnotes supplement the information contained in the Tables.

                     TABLE 1: SUMMARY COMPENSATION TABLE(1)

                                                                                   LONG-TERM COMPENSATION
                                                                           ---------------------------------------
                                               ANNUAL COMPENSATION                   AWARDS              PAYOUTS
                                         -------------------------------   --------------------------   ----------
            (A)                 (B)        (C)        (D)         (E)         (F)             (G)          (H)             (I)
                                                                 OTHER                     SECURITIES
                                                                ANNUAL     RESTRICTED      UNDERLYING                   ALL OTHER
                                                                COMPEN-      STOCK          OPTIONS/       LTIP          COMPEN-
NAME AND                                  SALARY    BONUS(2)   SATION(3)     AWARDS           SARS       PAYOUTS        SATION(8)
PRINCIPAL POSITION              YEAR       ($)        ($)         ($)         ($)             (#)          ($)             ($)
------------------            --------   --------   --------   ---------   ----------      ----------   ----------      ---------
Martin A. White                 2000     394,269    333,239                 198,125(4)        --         393,118(7)        5,100
  --Chairman of the Board,      1999     323,077    203,960                 229,063(5)        --           --              4,872
    President & C.E.O.          1998     254,808    139,461                  54,157(5)      122,760(6)     --              5,484

Douglas C. Kane                 2000     226,654    140,035                  99,063(4)        --         178,690(7)        5,100
  --Executive Vice              1999     210,220     79,146                 114,532(5)        --           --              5,100
    President,                  1998     210,185     63,032                  62,689(5)       55,800(6)     --              4,800
    Chief Administrative &
    Corporate Development
    Officer

Ronald D. Tipton                2000     254,277    135,024                  99,063(4)        --         181,517(7)        5,100
  --C.E.O. of Montana-Dakota    1999     235,508     70,327                 114,532(5)        --           --              4,863
    Utilities Co. and Great     1998     223,491    103,500                   --             49,125(6)     --              4,998
    Plains Natural Gas Co.

Warren L. Robinson              2000     188,462    110,912                  79,250(4)        --         121,529(7)        5,100
  --Executive Vice              1999     172,396     86,591                  91,625(5)        --           --              4,872
    President,                  1998     150,865     57,855                  43,771(5)       37,950(6)     --              4,526
    Treasurer & Chief
    Financial Officer

Lester H. Loble, II             2000     161,654     81,486       4,551      59,438(4)        --          89,345(7)        4,850
  --Vice President, General     1999     150,750     55,355       5,741      68,719(5)        --           --              4,523
    Counsel                     1998     139,694     43,848       3,963      41,916(5)       27,900(6)     --              4,191
    & Secretary

------------------------------

 (1) All share amounts in the table are adjusted to reflect the Company's three-for-two stock split on July 13, 1998.

 (2) Granted pursuant to the Executive Incentive Compensation Plan.

 (3) Above-market interest on deferred compensation.

 (4) Valued at fair market value on the date of grant. The restricted stock will vest nine years from the date of grant, assuming continued employment. Vesting of some or all shares may be accelerated if total shareholder return equals or exceeds the 50th percentile of the proxy peer group over a three year performance cycle. Nonpreferential dividends are paid on the restricted stock.

     At December 31, 2000, the Named Officers held the following amounts of restricted stock: Mr. White--22,190 shares ($721,841);
     Mr. Kane--12,535 shares ($407,764); Mr. Tipton--10,000 shares ($325,300);
     Mr. Robinson--9,770 shares ($317,818); and Mr. Loble--7,695 shares ($250,318).

 (5) Valued at fair market value on the date of grant. Nonpreferential dividends are paid on the restricted stock.

 (6) Options granted pursuant to the 1992 KESOP for the 1998-2000 performance cycle.

 (7) Dividend equivalents paid with respect to options granted pursuant to the 1992 KESOP for the 1998-2000 performance cycle.

 (8) Totals shown are the Company contributions to the Tax Deferred Compensation Savings Plan.

          TABLE 2: AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

             (A)                 (B)        (C)                  (D)                            (E)
                                SHARES                        NUMBER OF
                               ACQUIRED                 SECURITIES UNDERLYING      VALUE OF UNEXERCISED, IN-THE-
                                  ON       VALUE         UNEXERCISED OPTIONS               MONEY OPTIONS
                               EXERCISE   REALIZED      AT FISCAL YEAR-END(1)           AT FISCAL YEAR-END
                                 (#)        ($)                  (#)                            ($)
                               --------   --------   ---------------------------   -----------------------------
NAME                                                 EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                                                 -----------   -------------   ------------   --------------
Martin A. White..............    --         --          --            122,760          --            1,400,078
Douglas C. Kane..............   46,343    487,939       --             55,800          --              636,399
Ronald D. Tipton.............    --         --          --             49,125          --              560,271
Warren L. Robinson...........    --         --          --             37,950          --              432,820
Lester H. Loble, II..........    --         --          14,850         27,900         299,921          318,199

------------------------

(1) Vesting is accelerated upon a change in control.

                          TABLE 3: PENSION PLAN TABLE

                                                              YEARS OF SERVICE
                                            ----------------------------------------------------
REMUNERATION                                   15         20         25         30         35
------------                                --------   --------   --------   --------   --------
$125,000..................................  $ 79,426   $ 88,022   $ 96,617   $105,213   $113,808
 150,000..................................    95,544    105,952    116,360    126,768    137,176
 175,000..................................   110,575    122,434    134,292    146,150    158,009
 200,000..................................   123,175    135,034    146,892    158,750    170,609
 225,000..................................   134,155    146,014    157,872    169,730    181,589
 250,000..................................   145,075    156,934    168,792    180,650    192,509
 300,000..................................   181,315    193,174    205,032    216,890    228,749
 350,000..................................   228,895    240,754    252,612    264,470    276,329
 400,000..................................   269,875    281,734    293,592    305,450    317,309
 450,000..................................   309,775    321,634    333,492    345,350    357,209
 500,000..................................   349,975    361,834    373,692    385,550    397,409

    The Table covers the amounts payable under the Salaried Pension Plan and non-qualified Supplemental Income Security Plan (SISP). Pension benefits are determined by the step-rate formula which places emphasis on the highest consecutive 60 months of earnings within the final 10 years of service. Benefits for single participants under the Salaried Pension Plan are paid as straight life amounts and benefits for married participants are paid as actuarially reduced pensions with a survivorship benefit for spouses, unless participants choose otherwise. The Salaried Pension Plan also permits preretirement survivorship benefits upon satisfaction of certain conditions. Additionally, certain reductions are made for employees electing early retirement.

    The Internal Revenue Code places maximum limitations on the amount of benefits that may be paid under the Salaried Pension Plan. The Company has adopted a non-qualified SISP for senior management personnel. In 2000, 81 senior management personnel participated in the SISP, including the Named Officers. Both plans cover salary shown in column (c) of the Summary Compensation Table and exclude bonuses and other forms of compensation.

    Upon retirement and attainment of age 65, participants in the SISP may elect a retirement benefit or a survivors' benefit with the benefits payable monthly for a period of 15 years.

    As of December 31, 2000, the Named Officers were credited with the following years of service under the plans: Mr. White: Pension, 9, SISP, 9; Mr. Kane:
Pension, 29, SISP, 19; Mr. Tipton: Pension, 17,

SISP, 17; Mr. Robinson: Pension 12, SISP 12; and Mr. Loble: Pension, 13, SISP,
13. The maximum years of service for benefits under the Pension Plan is 35 and under the SISP vesting begins at 3 years and is complete after 10 years. Benefit amounts under both plans are not subject to reduction for offset amounts.

                         CHANGE-OF-CONTROL ARRANGEMENTS

    The Company entered into Change of Control Employment Agreements with the Named Officers in November 1998, which would become effective for a three-year period (with automatic annual extension if the Company does not provide nonrenewal notice at least 60 days prior to the end of each 12-month period) only upon a change of control of the Company. If a change of control occurs, the agreements provide for a three-year employment period from the date they become effective, with base salary not less than the highest amount paid within the preceding twelve months, an annual bonus not less than the highest bonus paid within the preceding three years, and participation in the Company's incentive, savings, retirement and welfare benefit plans.

    The agreements also provide that specified payments and benefits would be paid in the event of termination of employment of the Named Officer by the Company, other than for cause or disability, or by the Named Officer for good reason at any time when the agreements are in effect. In such event, each of the Named Officers would receive payment of an amount equal to three times his annual base pay plus three times his highest annual bonus (as defined therein). In addition, under these agreements, each of the officers would receive (i) an immediate pro-rated cash-out of his bonus for the year of termination based on the highest annual bonus and (ii) an amount equal to the excess of (a) the actuarial equivalent of the benefit under Company qualified and nonqualified retirement plans that the executive would receive if he continued employment with the Company for an additional three years over (b) the actual benefit paid or payable under these plans. All benefits of each executive officer under the Company's welfare benefit plans would continue for at least three years. These arrangements also provide for certain gross-up payments to compensate these executive officers for any excise taxes incurred in connection with these benefits and reimbursement for certain outplacement services.

    For these purposes, "cause" means the Named Officer's willful and continued failure to substantially perform his duties or willfully engaging in illegal conduct or misconduct materially injurious to the Company, and "good reason" includes the Company's termination of the Named Officer without cause, the assignment to the Named Officer of duties inconsistent with his prior status and position, certain reductions in compensation or benefits, and relocation or increased travel obligations.

    A "change of control" is defined as (i) the acquisition by a party or certain related parties of 20% or more of the Company's voting securities;
(ii) a turnover in a majority of the Board of Directors without the approval of a majority of the members of the Board as of November 1998; (iii) a merger or similar transaction after which the Company's stockholders hold 60% or less of the voting securities of the surviving entity; or (iv) the stockholders' approval of the liquidation or dissolution of the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

    The Compensation Committee of the Board of Directors is responsible for determining the compensation of the Company's executive officers. Composed entirely of non-employee Directors, the Committee meets several times each year to review and determine compensation for the executive officers, including the Chief Executive Officer.

EXECUTIVE COMPENSATION

    The Committee firmly believes that appropriate compensation levels succeed in both attracting and motivating high quality employees. To implement this philosophy, the Committee analyzes trends in compensation among comparable companies participating in the oil and gas industry, segments of the energy and mining industries, the peer group of companies used in the graph following this report, and similar companies from general industry. The Committee then sets compensation levels that it believes are competitive within the industry and structured in a manner that rewards successful performance on the job. There are three components of total executive compensation: base salary, annual incentive compensation, and long-term incentive compensation.

    In setting base salaries, the Committee does not use a particular formula. In addition to the data referenced above, other factors the Committee uses in its analysis include the executive's current salary in comparison to the competitive industry standard as well as individual performance. Using this system, the Committee granted to Mr. White, the President and Chief Executive Officer, a 20.5% increase in base salary for 2000. This increase took into account Mr. White's personal performance during 2000, his time as chief executive officer, and comparative industry data. During 2000, only approximately 34.6% of Mr. White's compensation was base pay. The remainder was performance-based. This reflects the Committee's belief in the importance of having substantial at risk compensation to provide a direct and strong link between performance and executive pay. The other Named Officers received base salary increases averaging 8.28% for 2000.

    In keeping with the Committee's belief that compensation should be directly linked to successful performance, the Company employs both annual and long-term incentive compensation plans. The annual incentive compensation is determined under the Executive Incentive Compensation Plan. The Committee makes awards based upon the level of corporate earnings, cost efficiency, and individual performance. Mr. White received a total of $333,239 (or 150.9% of the targeted amount) in annual incentive compensation for 2000; the other Named Officers received an average of $116,864, or 149.3% of the targeted amount, based upon achievement of corporate earnings and individual performance near the maximum level.

    Long-term incentive compensation serves to encourage successful strategic management and is determined through two different vehicles: the 1992 Key Employee Stock Option Plan and the 1997 Executive Long-Term Incentive Plan. Options with a three-year performance cycle (1998-2000) and related dividend equivalents were granted under the 1992 Key Employee Stock Option Plan in 1998. Performance goals established by the Committee and described in the 1999 Proxy Statement for the 1998-2000 performance cycle were exceeded; therefore, exercisability of the options was accelerated and dividend equivalents were earned at 130.0%. No additional options were granted in 2000.

    Restricted stock awards were made in 2000 to Mr. White and the other Named Officers under the 1997 Executive Long-Term Incentive Plan. The restricted stock is performance accelerated; it vests automatically within nine years; however, vesting may be accelerated if total shareholder return on MDU Resources stock meets or exceeds the 50th percentile of the peer group (as shown in the performance graph). The number of shares granted was to raise overall compensation levels closer to the median (although still slightly below) level of compensation within the industry. The restricted stock serves to motivate long-term performance and to align the interests of the executives with those of stockholders.

    In 1994, the Board of Directors adopted Stock Ownership Guidelines under which executives are required to own Company Common Stock valued from one to four times their annual salary.

    The 2000 compensation paid to the Company's executive officers qualified as fully deductible under federal tax laws. The Committee continues to review the impact of federal tax laws on executive compensation, including Section 162(m) of the Internal Revenue Code.

     Harry J. Pearce, Chairman    Thomas Everist, Member    Homer A. Scott, Jr.,
Member

                           MDU RESOURCES GROUP, INC.
              COMPARISON OF FIVE YEAR TOTAL STOCKHOLDER RETURN (1)

Total Stockholder Return Index (1995=100)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       MDU    S&P 500  PEER GROUP
1995  100.00   100.00      100.00
1996  121.56   122.96      118.85
1997  174.59   163.98      156.35
1998  224.72   210.85      177.55
1999  177.28   255.21      168.49
2000  298.00   231.98      302.28

(1) All data is indexed to December 31, 1995, for the Company, the S&P 500, and the peer group. Total stockholder return is calculated using the December 31 price for each year. It is assumed that all dividends are reinvested in stock at the frequency paid, and the returns of each component peer issuer of the group is weighted according to the issuer's stock market capitalization at the beginning of the period. Peer Group issuers are Allete (formerly Minnesota Power, Inc.), Black Hills Corporation, Coastal Corporation, Equitable Resources, Inc., LG&E Energy Corp., The Montana Power Company, NorthWestern Corporation, ONEOK, Inc., Otter Tail Power Company, Questar Corporation, and UGI Corporation. LG&E Energy Corp. merged with Powergen PLC and discontinued trading on December 11, 2000. However, value as of this date was included for total return purposes at December 31, 2000.

                            DIRECTORS' COMPENSATION

    Each Director who is not an officer of the Company (except the Chairman of the Board) receives $13,000 and 450 shares of Company Common Stock as an annual retainer for Board service. The Chairman receives $52,000 and 450 shares of Company Common Stock. Audit and Nominating Committee Chairmen each receive a $2,500 annual retainer, and Finance and Compensation Committee Chairmen each receive a $4,000 annual retainer. Additionally, each Director who is not an officer of the Company receives $1,000 for each meeting of the Board of Directors attended and each Committee member who is not an officer of the Company receives $1,000 for each Committee meeting attended. All Directors except the Chairman of the Board must defer $1,000 of the retainer, which amount is credited to a deferral account quarterly. The deferral amount is divided by the market price of Company Common Stock and converted to investment units. If dividends are paid on Company Common Stock then an equivalent amount is credited for each investment unit and the resulting amount is converted to investment units and credited to such Directors' accounts. After a participating Director leaves the Board, dies, or becomes disabled, then the investment units credited to that Director's account are multiplied times the market price of the Company Common Stock, converted to a dollar value, and paid to the Director or named beneficiary in equal monthly payments (with interest) over a five year period. Of the remaining cash retainer, each Director may direct the retainer be paid in one or a combination of the following forms: (1) deferred into the account described, (2) Company stock, or (3) cash. Each Director who is not an officer of the Company received on May 12, 2000, an option to purchase 2,250 shares of Company Common Stock. The option award vested immediately and is exercisable for 10 years from the date of grant. The exercise price is $21.625, the fair market value of the stock on the date of the grant.

    The Company also has a post-retirement arrangement for Directors who are not officers or retired officers of the Company which provides that after retirement from the Board, a Director is entitled to receive an annual amount equal to the sum of all annual retainers in effect at the time of retirement. Such amount will be paid to the Director or named beneficiary in equal monthly installments over a period of time equal to the period of service on the Board.

    The Company also has a program whereby past Directors of the Company may be chosen each year as "Director Emeritus" and each such past Director so chosen may be invited to participate as a nonvoting member of the Company's Board of Directors. Each such "Director Emeritus" serves for five years and receives no compensation, other than reimbursement by the Company for reasonable travel expenses in connection with attendance at meetings of the Company's Board of Directors.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely upon a review of the Forms 3, 4 and 5 submitted to the Company during and with respect to calendar year 2000, or written representations that no Forms 5 were required, the Company believes that all such reports were timely filed except that Mr. Thomas Everist, a director, filed late one report on Form 4 reporting one transaction.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

    Executive officers of the Company are elected by the Board of Directors and serve until the next annual meeting of the Board. Any executive officer so elected may be removed at any time by the affirmative vote of a majority of the Board. Certain information concerning such executive officers, including their ages, present corporate positions, and business experience, is set forth below.

                                                           PRESENT CORPORATE POSITION
NAME                                 AGE                     AND BUSINESS EXPERIENCE
----                               --------   -----------------------------------------------------
Martin A. White.................      59      Chairman of the Board, President and Chief Executive
                                                Officer. For information about Mr. White, see
                                                "Election of Directors."

                                                           PRESENT CORPORATE POSITION
NAME                                 AGE                     AND BUSINESS EXPERIENCE
----                               --------   -----------------------------------------------------
Cathleen M. Christopherson......      56      Ms. Christopherson was elected Vice
                                              President-Corporate Communications effective
                                                November 1989. Prior to that she served as
                                                Assistant Vice President-Corporate Communications
                                                effective September 1989 and Division Manager of
                                                Montana-Dakota Utilities Co., a Division of the
                                                Company, from August 1984.

Richard A. Espeland.............      57      Mr. Espeland was elected Vice President-Human
                                              Resources effective August 2000. Prior to that he
                                                served as Human Resources Manager from June 1990,
                                                and Human Resource Development Manager effective
                                                December 1989.

Douglas C. Kane.................      51      Executive Vice President, Chief Administrative and
                                                Corporate Development Officer. For information
                                                about Mr. Kane, see "Election of Directors."

Lester H. Loble, II.............      59      Mr. Loble was elected Vice President, General Counsel
                                              and Secretary of the Company effective May 1999.
                                                Prior to that he served as General Counsel and
                                                Secretary of the Company effective May 1987.
                                                Mr. Loble also serves as a Director and/or Vice
                                                President, General Counsel and Secretary of the
                                                principal subsidiaries of the Company. Mr. Loble is
                                                also a member and the Secretary of the Managing
                                                Committees of Montana-Dakota Utilities Co. and
                                                Great Plains Natural Gas Co., Divisions of the
                                                Company.

Vernon A. Raile.................      56      Mr. Raile was elected Vice President, Controller and
                                              Chief Accounting Officer effective August 1992. Prior
                                                to that he was Controller and Chief Accounting
                                                Officer from May 1989, Assistant Treasurer from
                                                December 1987, and Tax Manager from March 1980.

Warren L. Robinson..............      50      Mr. Robinson was elected Executive Vice President,
                                                Treasurer and Chief Financial Officer of the
                                                Company effective May 1999. Prior to that he served
                                                as Vice President, Treasurer and Chief Financial
                                                Officer of the Company effective August 1992. He is
                                                also Vice President, Vice President and Chief
                                                Financial Officer, Treasurer and Assistant
                                                Secretary, Vice President and Treasurer, or
                                                Treasurer, of subsidiaries of the Company.
                                                Mr. Robinson also serves as a Director of the
                                                principal subsidiaries of the Company.
                                                Mr. Robinson also is a member of the Managing
                                                Committees of Montana-Dakota Utilities Co. and
                                                Great Plains Natural Gas Co., Divisions of the
                                                Company. Prior to 1992 he served as Treasurer and
                                                Assistant Secretary from December 1989, Manager of
                                                Corporate Development and Assistant Treasurer from
                                                May 1989 to December 1989, and Manager of Corporate
                                                Development from October 1988.

                                                           PRESENT CORPORATE POSITION
NAME                                 AGE                     AND BUSINESS EXPERIENCE
----                               --------   -----------------------------------------------------
Ronald D. Tipton................      54      Mr. Tipton was elected Chief Executive Officer of
                                                Montana-Dakota Utilities Co. and of Great Plains
                                                Natural Gas Co. effective July 1, 2000. He
                                                previously was President and Chief Executive
                                                Officer of Montana-Dakota Utilities Co. effective
                                                January 1995. Prior to that time he served
                                                Williston Basin Interstate Pipeline Company in the
                                                following capacities: President and Chief Executive
                                                Officer from May 1994, President from May 1990,
                                                Executive Vice President from May 1989, and Vice
                                                President-Gas Supply from January 1985. From
                                                January 1983 to January 1985 he was the Assistant
                                                Vice President-Gas Supply of Montana-Dakota
                                                Utilities Co.

Robert E. Wood..................      58      Mr. Wood was elected Vice President-Public Affairs
                                              and Environmental Policy of the Company effective
                                                August 1991. Before that he was Vice
                                                President-Public Affairs from June 1986. For five
                                                years prior thereto he served as Manager of
                                                Legislative Affairs for the Company.

                               SECURITY OWNERSHIP

    The Table below sets forth the number of shares of capital stock of the Company owned beneficially as of December 31, 2000, by each Director and each nominee for Director, each Named Officer and by all Directors and executive officers of the Company as a group.

                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL     PERCENTAGE
                                                                  OWNERSHIP        OF CLASS
                                                              -----------------   ----------
NAME                                                              COMMON(1)         COMMON
----                                                          -----------------   ----------
Thomas Everist..............................................      1,392,020(2)        2.1
Dennis W. Johnson...........................................             18(3)       *
Douglas C. Kane.............................................         67,255(4)(5)    *
Lester H. Loble, II.........................................         52,269(4)       *
Richard L. Muus.............................................         23,612          *
Robert L. Nance.............................................         18,479          *
John L. Olson...............................................         34,200          *
Harry J. Pearce.............................................         33,056          *
Warren L. Robinson..........................................         33,457(4)(6)    *
John A. Schuchart...........................................        213,803(7)       *
Homer A. Scott, Jr..........................................         20,509(8)       *
Joseph T. Simmons...........................................         22,680          *
Ronald D. Tipton............................................         61,865(4)       *
Sister Thomas Welder........................................         13,435(9)       *
Martin A. White.............................................         54,087(4)(10)    *
All Directors and executive officers of the Company as a
  group (18 in number)......................................      2,161,827(4)        3.3%

------------------------

*   Less than one percent of the class.

 (1) The totals include beneficial ownership of shares which may be acquired within 60 days pursuant to stock options: Mr. Everist 6,750 shares, Mr. Loble 14,850 shares, Mr. Muus 9,000 shares, Mr. Nance

     9,000 shares, Mr. Olson 6,750 shares, Mr. Pearce 6,750 shares,
     Mr. Schuchart 6,750 shares, Mr. Scott 9,000 shares, Mr. Simmons 9,000 shares, Sister Thomas Welder: see footnote 9, and all Directors and all executive officers of the Company as a group 95,293 shares.

 (2) Includes 1,376,020 shares of common stock acquired through the sale of Connolly-Pacific Co. to the Company.

 (3) Consists of shares owned by Mr. Johnson's wife.

 (4) Includes full shares allocated to the officer's account in the Tax Deferred Compensation Savings Plan.

 (5) Includes 23,335 shares owned by Mr. Kane's wife. Mr. Kane disclaims all beneficial ownership of the shares owned by his wife.

 (6) Includes 333 shares owned by Mr. Robinson's child and 225 shares by his wife.

 (7) Includes 118,099 shares owned by Mr. Schuchart's wife. Mr. Schuchart disclaims all beneficial ownership of the shares owned by his wife.

 (8) Includes 11,509 shares held by Homer A. Scott, Jr. Trust. Mr. Scott is a co-trustee of the trust and shares voting and investment power with respect to these shares.

 (9) The total includes shares held by the Annunciation Monastery (of which community Sister Welder is a member) and by the University of Mary (of which Sister Welder is the president). The Monastery owns 2,700 shares and it may acquire 9,000 shares within 60 days pursuant to stock options. The University owns 1,735 shares. Sister Welder disclaims all beneficial ownership of the shares owned by the Monastery and the University.

 (10) Includes 610 shares owned by Mr. White's wife.

                        ACCOUNTING AND AUDITING MATTERS

    Upon recommendation of the Audit Committee, the Board of Directors has selected and employed the firm of Arthur Andersen LLP as the Company's independent certified public accountants to audit its financial statements for the fiscal year 2000. The Audit Committee is presently composed of Messrs. Dennis W. Johnson, Richard L. Muus, John L. Olson, Harry J. Pearce, and Homer A. Scott, Jr. (Chairman). This will be the fifteenth year in which the firm has acted in this capacity. A representative of Arthur Andersen will be present at the Annual Meeting of Stockholders. It is not anticipated that the representative will make a prepared statement at the meeting. However, he or she will be free to do so if he or she so chooses, as well as responding to appropriate questions.

                             AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors is composed of five non-employee directors of the Company. A sixth non-employee member, San W. Orr, retired from the Board of Directors effective November 14, 2000. All members are independent as defined in the applicable New York Stock Exchange listing standards. The Committee held four meetings during 2000.

    The Audit Committee is governed by a written charter adopted in 1979 and reissued on May 11, 2000. The Audit Committee Charter is included as Exhibit "B" to the Proxy Statement.

    In connection with the December 31, 2000 financial statements, the Audit Committee has (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU
Section 380); (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with

Audit Committees), and discussed with the independent accountant the independent accountant's independence.

    Based on the review and discussions referred to in items (1) through (3) of the above paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

    The Audit Committee has considered whether the provision of services covered in Items 9(e)(2) and (e)(3) of Schedule 14A under the Securities Exchange Act of 1934 is compatible with maintaining the independence of Arthur Andersen LLP. The Committee believes that the fees billed by Arthur Andersen LLP for the services set forth below are compatible with Arthur Andersen LLP maintaining its independence as the Company's principal accountant.

                                   AUDIT FEES

    The aggregate fees billed or expected to be billed by Arthur Andersen LLP for professional services rendered for the audit of the Company's annual financial statements for 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for 2000 are $444,500.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    There were no fees billed by Arthur Andersen LLP for 2000 for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

                                 ALL OTHER FEES

    The aggregate fees billed or expected to be billed for services rendered by Arthur Andersen LLP, other than services described in the preceding two paragraphs, for 2000 are $647,544.

    The Audit Committee of the Board of Directors of MDU Resources Group, Inc.

Homer A. Scott, Jr., Chairman  Dennis W. Johnson              Richard L. Muus
John L. Olson                  Harry J. Pearce

                                 OTHER BUSINESS

    The management of the Company knows of no other matter to come before the meeting. However, if any matter requiring a vote of the stockholders should arise, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                      2002 ANNUAL MEETING OF STOCKHOLDERS

    Under the Company's Bylaws, nominations for Director may be made only by the Board or the Nominating Committee, or by a stockholder entitled to vote who has delivered written notice to the Secretary of the Company (containing certain information specified in the Bylaws) not less than 120 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the prior year's annual meeting. The Bylaws also provide that no business may be brought before an annual meeting of the stockholders except as specified in the notice of the meeting or as otherwise properly brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Secretary of the Company (containing certain information specified in the Bylaws) not less than 120 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the prior year's annual meeting.

    Rule 14a-4 of the Securities and Exchange Commission's proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the Company does not have notice of the matter at least 45 days before the anniversary of the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an advance notice provision in the Company's Bylaws. The Company's Bylaws contain such an advance notice provision as decribed above. For the Company's Annual Meeting of Stockholders expected to be held on April 23, 2002, stockholders must submit such written notice to the Secretary of the Company on or before November 9, 2001.

    These requirements are separate and apart from and in addition to the Securities and Exchange Commission's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's Proxy Statement under Rule 14a-8 of the Exchange Act. For purposes of the Company's Annual Meeting of Stockholders expected to be held on April 23, 2002, any stockholder who wishes to submit a proposal for inclusion in the Company's proxy materials must submit such proposal to the Secretary of the Company on or before November 9, 2001.

    A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company.

    The Company hereby undertakes to deliver promptly, upon written or oral request, a separate copy of the Annual Report to Stockholders, or Proxy Statement, as applicable, to a Company stockholder at a shared address to which a single copy of the document was delivered.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS), FOR THE YEAR ENDED DECEMBER 31, 2000, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MADE AVAILABLE TO STOCKHOLDERS TO WHOM THIS PROXY STATEMENT IS MAILED, WITHOUT CHARGE, UPON WRITTEN OR ORAL REQUEST TO THE OFFICE OF THE TREASURER OF MDU RESOURCES GROUP, INC., SCHUCHART BUILDING, 918 EAST DIVIDE AVENUE, MAILING ADDRESS: P.O. BOX 5650, BISMARCK, ND 58506-5650, TELEPHONE NUMBER: (701) 222-7900.

                                          By order of the Board of Directors,

                                          /s/ LESTER H. LOBLE, II

                                          Lester H. Loble, II
                                          SECRETARY
                                          March 9, 2001

                                   EXHIBIT A

                            MDU RESOURCES GROUP, INC

                    1997 EXECUTIVE LONG-TERM INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION

    1.1 ESTABLISHMENT OF THE PLAN. MDU Resources Group, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "MDU Resources Group, Inc. 1997 Executive Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options (NQSO), Incentive Stock Options (ISO), Stock Appreciation Rights (SAR), Restricted Stock, Performance Units, Performance Shares and other awards.

    The Plan shall become effective when approved by the stockholders at the annual meeting on April 22, 1997 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

    1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company stockholders and customers.

    The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

    1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 15 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be made under the Plan on or after the day immediately preceding the tenth anniversary of the Effective Date.

ARTICLE 2. DEFINITIONS

    Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

    2.1 "AWARD" means, individually or collectively, a grant under the Plan of NQSOs, ISOs, SARs, Restricted Stock, Performance Units, Performance Shares or any other type of award permitted under Article 10 of the Plan.

    2.2 "AWARD AGREEMENT" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to an Award granted to a Participant under the Plan.

    2.3 "BASE VALUE" of an SAR shall have the meaning set forth in Section 7.1 herein.

    2.4 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

    2.5 "CHANGE IN CONTROL" means the earliest of the following to occur: (a) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in the Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock of the Company outstanding; (b) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock of the Company; (c) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of
Schedule 14A of Regulation 14A under the Exchange Act; (d) a proposed change in constituency of the Board such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the stockholders of the Company of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were members of the Board at the beginning of the period; or (e) any other event which shall be deemed by a majority of the Compensation Committee to constitute a "change in control".

    2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

    2.7 "COMMITTEE" means the Committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to Awards.

    2.8 "COMPANY" means MDU Resources Group, Inc., a Delaware corporation, or any successor thereto as provided in Article 17 herein.

    2.9 "COVERED EMPLOYEE" means any Participant who would be considered a "Covered Employee" for purposes of Section 162(m) of the Code.

    2.10 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

    2.11  "DISABILITY" means "permanent and total disability" as defined under
Section 22(e)(3) of the Code.

    2.12 "DIVIDEND EQUIVALENT" means, with respect to Shares subject to an Award, a right to be paid an amount equal to dividends declared on an equal number of outstanding Shares.

    2.13 "ELIGIBLE EMPLOYEE" means an Employee who is eligible to participate in the Plan, as set forth in Section 5.1 herein.

    2.14 "EMPLOYEE" means any full-time or regularly-scheduled part-time employee of the Company or of the Company's Subsidiaries, who is not covered by any collective bargaining agreement to which the Company or any of its Subsidiaries is a party. Directors who are not otherwise employed by the Company shall not be considered Employees for purposes of the Plan. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

    2.15 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

    2.16 "EXERCISE PERIOD" means the period during which an SAR or Option is exercisable, as set forth in the related Award Agreement.

    2.17 "FAIR MARKET VALUE" shall mean the average of the high and low sale prices as reported in the consolidated transaction reporting system or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

    2.18 "FREESTANDING SAR" means an SAR that is granted independently of any Option.

    2.19 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and satisfies the requirements of Section 422 of the Code.

    2.20 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option under Section 422 of the Code.

    2.21  "OPTION" means an Incentive Stock Option or a Nonqualified Stock
Option.

    2.22 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee and set forth in the Option Award Agreement.

    2.23 "PARTICIPANT" means an Employee of the Company who has outstanding an Award granted under the Plan.

    2.24 "PERFORMANCE GOALS" means the performance goals established by the Committee, which shall be based on one or more of the following measures: sales or revenues, earnings per share, shareholder return and/or value, funds from operations, operating income, gross income, net income, cash flow, return on equity, return on capital, earnings before interest, operating ratios, stock price, customer satisfaction, accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions, profit returns and margins, financial return ratios and/or market performance. Performance goals may be measured solely on a corporate subsidiary or business unit basis, or a combination thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure.

    2.25 "PERFORMANCE UNIT" means an Award granted to an Employee, as described in Article 9 herein.

    2.26 "PERFORMANCE SHARE" means an Award granted to an Employee, as described in Article 9 herein.

    2.27 "PERIOD OF RESTRICTION" means the period during which the transfer of Restricted Stock is limited in some way, as provided in Article 8 herein.

    2.28 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as used in Sections 13(d) and 14(d) thereof, including usage in the definition of a "group" in Section 13(d) thereof.

    2.29 "QUALIFIED RESTRICTED STOCK" means an Award of Restricted Stock designated as Qualified Restricted Stock by the Committee at the time of grant and intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C).

    2.30 "RESTRICTED STOCK" means an Award of Shares granted to a Participant pursuant to Article 8 herein.

    2.31  "SHARES" means the shares of common stock of the Company.

    2.32 "STOCK APPRECIATION RIGHT" or "SAR" means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article 7 herein. Each SAR shall be denominated in terms of one Share.

    2.33 "SUBSIDIARY" means any corporation that is a "subsidiary corporation" of the Company as that term is defined in Section 424(f) of the Code.

    2.34 "TANDEM SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall be similarly canceled).

ARTICLE 3. ADMINISTRATION

    3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

    3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power except as limited by law, the Articles of Incorporation and the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the

Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein) to amend the terms and conditions of any outstanding Award. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

    3.3 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to Awards under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and with any blue sky or state securities laws applicable to such Shares.

    3.4 APPROVAL. The Board or the Committee shall approve all Awards made under the Plan and all elections made by Participants, prior to their effective date, to the extent necessary to comply with Rule 16b-3 under the Exchange Act.

    3.5 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

    3.6  COSTS.  The Company shall pay all costs of administration of the Plan.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

    4.1 NUMBER OF SHARES. Subject to Section 4.2 herein, the maximum number of Shares available for grant under the Plan shall be 5,800,000. Shares underlying lapsed or forfeited Awards, or Awards that are not paid in Shares, may be reused for other Awards. Shares granted pursuant to the Plan may be (i) authorized but unissued Shares of Common Stock, (ii) treasury shares, or (iii) shares purchased on the open market.

    4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock split, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number. Notwithstanding the foregoing,
(i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

    4.3 INDIVIDUAL LIMITATIONS. Subject to Section 4.2 herein, (i) the total number of Shares with respect to which Options or SARs may be granted in any calendar year to any Covered Employee shall not exceed 1,000,000 Shares;
(ii) the total number of shares of Qualified Restricted Stock that may be granted in any calendar year to any Covered Employee shall not exceed 1,000,000 Shares; (iii) the total number of Performance Shares or Performance Units that may be granted in any calendar year to any Covered Employee shall not exceed 1,000,000 Shares or Units, as the case may be; (iv) the total number of Shares that are intended to qualify for deduction under Section 162(m) of the Code granted pursuant to Article 10 herein in any calendar year to any Covered Employee shall not exceed 1,000,000 Shares; (v) the total cash Award that is intended to qualify for deduction under Section 162(m) of the Code that may be paid pursuant to Article 10 herein in any calendar year to any Covered Employee shall not exceed $6,000,000; and (vi) the aggregate number of Dividend Equivalents that are intended to qualify for deduction under

Section 162(m) of the Code that a Covered Employee may receive in any calendar year shall not exceed $6,000,000.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

    5.1 ELIGIBILITY. Persons eligible to participate in the Plan include all officers and key employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

    5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS

    6.1 GRANT OF OPTIONS. Subject to the terms and conditions of the Plan, Options may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee.

    The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Options. The Committee may grant ISOs, NQSOs, or a combination thereof.

    6.2 OPTION AWARD AGREEMENT. Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Price, the term of the Option, the number of Shares to which the Option pertains, the Exercise Period and such other provisions as the Committee shall determine, including but not limited to any rights to Dividend Equivalents. The Option Award Agreement shall also specify whether the Option is intended to be an ISO or an NQSO.

    The Option Price for each Share purchasable under any Incentive Stock Option granted hereunder shall be not less than one hundred percent (100%) of the Fair Market Value per Share at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Company or of any Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Company or of any Subsidiary, the Option Price for each Share shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share at the date the Option is granted. The Option Price will be subject to adjustment in accordance with the provisions of Section 4.2 of the Plan.

    No Incentive Stock Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns shares of stock of the Company or of any Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Company or of any Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

    6.3 EXERCISE OF AND PAYMENT FOR OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve.

    A Participant may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by provisions for full payment for the Shares.

    The Option Price upon exercise of any Option shall be payable either:
(a) in cash or its equivalent, (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), (c) by share withholding, (d) by cashless exercise or (e) by a combination of (a),(b),(c), and/or (d).

    As soon as practicable after receipt of a written notification of exercise of an Option and provisions for full payment therefor, there shall be delivered to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

    6.4 TERMINATION OF EMPLOYMENT. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee (subject to applicable law), shall be included in the Option Award Agreement entered into with Participants, need not be uniform among all Options granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment. If the employment of a Participant by the Company or by any Subsidiary is terminated for any reason other than death, any Incentive Stock Option granted to such Participant may not be exercised later than three (3) months (one (1) year in the case of termination due to Disability) after the date of such termination of employment.

    6.5 TRANSFERABILITY OF OPTIONS. Except as otherwise determined by the Committee and set forth in the Option Award Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all Incentive Stock Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7. STOCK APPRECIATION RIGHTS

    7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, an SAR may be granted to an Eligible Employee at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.

    The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

    The Base Value of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The Base Value of Tandem SARs shall equal the Option Price of the related Option.

    7.2 SAR AWARD AGREEMENT. Each SAR grant shall be evidenced by an SAR Award Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR, the Exercise Period and such other provisions as the Committee shall determine.

    7.3 EXERCISE AND PAYMENT OF SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

    Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

    Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

    A Participant may exercise an SAR at any time during the Exercise Period. SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of SARs being exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of:

    (a) the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Base Value multiplied by

    (b) the number of Shares with respect to which the SAR is exercised.

    At the sole discretion of the Committee, the payment to the Participant upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

    7.4 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the SAR Award Agreement entered into with Participants, need not be uniform among all SARs granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment.

    7.5 TRANSFERABILITY OF SARS. Except as otherwise determined by the Committee and set forth in the SAR Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

ARTICLE 8. RESTRICTED STOCK

    8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Eligible Employees at any time and from time to time, as shall be determined by the Committee.

    The Committee shall have complete discretion in determining the number of shares of Restricted Stock granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Restricted Stock.

    In addition, the Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as Qualified Restricted Stock, in which event it will condition the grant or vesting, as applicable, of such Qualified Restricted Stock upon the attainment of the Performance Goals selected by the Committee.

    8.2 RESTRICTED STOCK AWARD AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period or Periods of Restriction, the number of Restricted Stock Shares granted and such other provisions as the Committee shall determine.

    8.3 TRANSFERABILITY. Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or his or her legal representative.

    8.4 CERTIFICATE LEGEND. Each certificate representing Restricted Stock granted pursuant to the Plan may bear a legend substantially as follows:

    "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in MDU Resources Group, Inc. 1997 Executive Long-Term Incentive Plan, and in a Restricted Stock Award Agreement. A copy of such Plan and such Agreement may be obtained from MDU Resources Group, Inc."

    The Company shall have the right to retain the certificates representing Restricted Stock in the Company's possession until such time as all restrictions applicable to such Shares have been satisfied.

    8.5 REMOVAL OF RESTRICTIONS. Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to have the legend referred to in Section 8.4 removed from his or her stock certificate.

    8.6 VOTING RIGHTS. During the Period of Restriction, Participants holding Restricted Stock may exercise full voting rights with respect to those Shares.

    8.7 DIVIDENDS AND OTHER DISTRIBUTIONS. Subject to the Committee's right to determine otherwise at the time of grant, during the Period of Restriction, Participants holding Restricted Stock shall receive all regular cash dividends paid with respect to all Shares while they are so held. All other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and shall be paid to the Participant within forty-five (45) days following the full vesting of the Restricted Stock with respect to which such distributions were made.

    8.8 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Stock following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Restricted Stock Award Agreement entered into with Participants, need not be uniform among all grants of Restricted Stock or among Participants and may reflect distinctions based on the reasons for termination of employment.

ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

    9.1 GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. Subject to the terms and conditions of the Plan, Performance Units and/or Performance Shares may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee.

    The Committee shall have complete discretion in determining the number of Performance Units and/ or Performance Shares granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards.

    9.2 PERFORMANCE UNIT/PERFORMANCE SHARE AWARD AGREEMENT. Each grant of Performance Units and/or Performance Shares shall be evidenced by a Performance Unit and/or Performance Share Award Agreement that shall specify the number of Performance Units and/or Performance Shares granted, the initial value (if applicable), the Performance Period, the Performance Goals and such other provisions as the Committee shall determine, including but not limited to any rights to Dividend Equivalents.

    9.3 VALUE OF PERFORMANCE UNITS/PERFORMANCE SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The value of a Performance Share shall be equal to the Fair Market Value of a Share. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of

Performance Units/Performance Shares that will be paid out to the Participants. The time period during which the Performance Goals must be met shall be called a "Performance Period."

    9.4 EARNING OF PERFORMANCE UNITS/PERFORMANCE SHARES. After the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive a payout with respect to the Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

    9.5  FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/PERFORMANCE
SHARES. Payment of earned Performance Units/Performance Shares shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

    9.6 TERMINATION OF EMPLOYMENT. Each Performance Unit/Performance Share Award Agreement shall set forth the extent to which the Participant shall have the right to receive a Performance Unit/ Performance Share payment following termination of the Participant's employment with the Company and its Subsidiaries during a Performance Period. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all grants of Performance Units/Performance Shares or among Participants and may reflect distinctions based on reasons for termination of employment.

    9.7 TRANSFERABILITY. Except as otherwise determined by the Committee and set forth in the Performance Unit/Performance Share Award Agreement, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and a Participant's rights with respect to Performance Units/Performance Shares granted under the Plan shall be available during the Participant's lifetime only to such Participant or the Participant's legal representative.

ARTICLE 10. OTHER AWARDS

    The Committee shall have the right to grant other Awards which may include, without limitation, the grant of Shares based on attainment of Performance Goals established by the Committee, the payment of Shares in lieu of cash, or cash based on attainment of Performance Goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

ARTICLE 11. BENEFICIARY DESIGNATION

    Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

    The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 12. DEFERRALS

    The Committee may permit a Participant to defer the Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under the Plan. If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13. RIGHTS OF EMPLOYEES

    13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, for any reason or no reason in the Company's sole discretion, nor confer upon any Participant any right to continue in the employ of the Company.

    13.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 14. CHANGE IN CONTROL

    The terms of this Article 14 shall immediately become operative, without further action or consent by any person or entity, upon a Change in Control, and once operative shall supersede and take control over any other provisions of this Plan.

    Upon a Change in Control

    (a) Any and all Options and SARs granted hereunder shall become immediately exercisable;

    (b) Any restriction periods and restrictions imposed on Restricted Shares and Qualified Restricted Shares shall be deemed to have expired and such Restricted Shares and Qualified Restricted Shares shall become immediately vested in full; and

    (c) The target payout opportunity attainable under all outstanding Awards of Performance Units, Performance Shares and other Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants immediately following the effective date of the Change in Control the full amount of the targeted cash payout opportunities associated with outstanding cash-based Awards.

ARTICLE 15. AMENDMENT, MODIFICATION AND TERMINATION

    15.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, provided that no amendment shall be made which shall increase the total number of Shares which may be issued and sold pursuant to Incentive Stock Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders within 12 months of the effective date of such amendment, but only if such approval is required by any applicable provision of law. The Board of Directors of the Company is also authorized to amend the Plan and the Options granted hereunder to maintain qualification as "incentive stock options" within the meaning of Section 422 of the Code, if applicable.

    15.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by applicable law and except as otherwise provided herein.

ARTICLE 16. WITHHOLDING

    16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to an Award made under the Plan.

    16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by tendering previously-owned Shares or by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing and signed by the Participant.

ARTICLE 17. SUCCESSORS

    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18. LEGAL CONSTRUCTION

    18.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

    18.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    18.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    18.4 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Delaware.

                                                                       EXHIBIT B

                           MDU RESOURCES GROUP, INC.
                      BOARD OF DIRECTORS' AUDIT COMMITTEE
                                    CHARTER

PURPOSE

    The Audit Committee assists the Board in fulfilling its oversight responsibilities to the stockholders, and serves as a communication link among the Board, management, the independent auditors, and the internal auditors.

AUTHORITY

    The Audit Committee may conduct or authorize investigations into any activities it deems necessary and appropriate. The Audit Committee may retain independent counsel, auditors, or others to conduct investigations or assist in the accomplishment of its responsibilities.

    The Audit Committee and the Board have the ultimate authority to select, evaluate and, where appropriate, replace the independent auditors or to nominate in any proxy statement the independent auditors to be proposed for shareholder approval, as determined by the Audit Committee and the Board. The independent auditors are ultimately accountable to the Audit Committee and the Board.

RESPONSIBILITIES

    The Audit Committee shall:

     1. Recommend to the Board independent auditors for appointment by the Company, evaluate the performance of the Company's independent auditors and, if circumstances warrant, recommend to the Board the replacement of the independent auditors.

     2. Review the fees and expenses of the independent auditors.

     3. Review the nonauditing services performed for the Company by the independent auditors.

     4. Review annually the overall plan of the audit as proposed by the independent auditors and management, including the scope of the examination to be performed, the assistance to be provided by the internal auditors and any developments in accounting principles and auditing standards that may affect either the financial statements or the audit.

     5. Prior to release of the annual report to the stockholders, review and discuss the audited financial statements and the results of the audit with the independent auditors and management. Discuss matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61.

     6. Report to the Board on the scope and results of the annual audit, including a report prepared in accordance with Item 306 of Regulation S-K to be included in the Company's proxy statement, and from time to time report on other activities of the Committee and recommend to the Board such changes, additions or variations in the auditing, accounting and control functions as the Committee may deem desirable.

     7. Recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

Audit Committee Charter

     8. Require that the independent auditors review the financial information included in the Company's quarterly reports on Form 10-Q prior to the Company's filing of the reports with the Securities and Exchange Commission.

     9. Require that the independent auditors submit on an annual basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Company.

    10. Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommend that the Board take appropriate action in response to the independent auditors' written statement to satisfy itself of the independent auditors' independence.

    11. With the independent auditors, management and the internal auditors, review and analyze periodically the Company's internal accounting control systems and related corporate policies and control systems, compliance with applicable laws and regulations, and assess management's attitude toward internal controls and the process for establishing and monitoring internal controls.

    12. Review annually the scope and results of the internal audit program. Review with the internal audit manager compliance with appropriate audit standards.

    13. Review and concur in the appointment or replacement of the internal audit manager.

    14. Meet periodically with management, the internal audit manager, and the independent auditors in separate executive sessions with respect to any matters for which the Audit Committee is responsible.

    15. On a quarterly basis, the Chairman of the Committee shall perform a review of the expense reports of the Chief Executive Officer.

    16. Review the Code of Conduct report presented annually by the General Counsel.

    17. Review and reassess the adequacy of the Audit Committee Charter on an annual basis.

AUDIT COMMITTEE COMPOSITION

    The Audit Committee is a standing committee of the Board. Members of the Audit Committee are elected annually by the Board. The Audit Committee shall consist of not less than three members of the Board.

    Each member of the Audit Committee shall meet the independence requirements of section 303.01 of the New York Stock Exchange Listed Company Manual. Each member shall be financially literate or must become financially literate within a reasonable time after appointment to the Audit Committee, and at least one member must have accounting or related financial management expertise, as the Board interprets such qualifications in its business judgment.

    The responsibilities of Audit Committee members are in addition to those duties set out for a member of the Board. Meetings of the Audit Committee will be held whenever deemed necessary by the Audit Committee Chairman.

                           MDU RESOURCES GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            TUESDAY, APRIL 24, 2001
                    11:00 A.M. CENTRAL DAYLIGHT SAVINGS TIME

                                909 AIRPORT ROAD
                               BISMARCK, ND 58504

        -------------------------------------------------------------
        If you consented to access the ANNUAL REPORT TO STOCKHOLDERS AND PROXY STATEMENT via the Internet, these documents may be viewed by going to the MDU Resources Group, Inc. website.

                            THE WEBSITE ADDRESS IS:
                     HTTP://WWW.MDU.COM/2001-PROXY.HTML
        -------------------------------------------------------------


          [MDU RESOURCES GROUP INC. LOGO]
          Schuchart Building
          918 East Divide Avenue
          MAILING ADDRESS:
          P.O. Box 5650
          Bismarck, ND 58506-5650
          (701) 222-7900                                                   PROXY
--------------------------------------------------------------------------------
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
       DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 24, 2001.

THIS PROXY WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO NEW YORK LIFE TRUST COMPANY, AS TRUSTEE OF THE MDU RESOURCES GROUP, INC. 401(k) RETIREMENT PLAN, FOR ANY SHARES OF COMPANY COMMON STOCK HELD IN THE PLAN.

The undersigned hereby appoints Martin A. White, Douglas C. Kane, and Lester H. Loble, II, and each of them, proxies, with full power of substitution, to vote all Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at 11:00 a.m. (CDT), April 24, 2001, at 909 Airport Road, Bismarck, ND 58504, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side. YOUR VOTE IS IMPORTANT! ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. Either (1) submit your proxy by Touchtone telephone, (2) submit your proxy by Internet, or (3) mark, date, sign, and return this letter proxy in the envelope provided (no postage is necessary if mailed in the United States). IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE IN ACCORD WITH THE DIRECTORS' RECOMMENDATION ON ALL MATTERS LISTED ON THIS PROXY, AND AT THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                        SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                 ----------------------------
                                                 COMPANY #
                                                 CONTROL #
                                                 ----------------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, DATED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE
- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CDT) on Monday, April 23, 2001.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
- Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- WWW.EPROXY.COM/MDU/ -- QUICK *** EASY *** IMMEDIATE
- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CDT) on Monday, April 23, 2001.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

The Company has been advised by counsel that the procedures for Internet and Telephone voting are consistent with the requirements of applicable law.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to MDU Resources Group, Inc., c/o Shareowner Services-SM-, P.O. Box 64873, St. Paul, MN 55164-0873.

   IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

                         - PLEASE DETACH HERE -

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR" ITEM 2.

1. ELECTION OF DIRECTORS:  01 Dennis W. Johnson   04 Joseph T. Simmons   / / Vote FOR           / / Vote WITHHELD
                           02 Douglas C. Kane     05 Martin A. White         all nominees           from all nominees
                           03 John L. Olson

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE       -------------------------------------
THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                                    -------------------------------------

2. APPROVE AMENDMENTS TO 1997 EXECUTIVE LONG-TERM INCENTIVE PLAN      / / For  / / Against / / Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box / / Indicate changes below:

                                    Date ________________________________



                                    ------------------------------------------


                                    ------------------------------------------
                                    Signature(s) in box Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.